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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 11, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA              30326
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 11, 2006, Novelis Inc. (the "Company"), entered into a letter agreement (the "Agreement") with William T. Monahan, its Chairman and Interim Chief Executive Officer ("Interim CEO"), regarding the terms of his employment as Interim CEO. Pursuant to the Agreement, Mr. Monahan became the Interim CEO effective August 28, 2006 and will serve as an "at will" employee until a permanent Chief Executive Officer is hired. While serving as Interim CEO, Mr. Monahan will receive, in addition to his usual compensation as Chairman of the Board of Directors, a base salary of $65,000 per month and incentive compensation in the sole and exclusive discretion of the Board of Directors. Additionally, he will be reimbursed for all reasonable business expenses incurred as Interim CEO.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

10.1 Letter Agreement between Novelis Inc. and William T. Monahan dated as of October 11, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        NOVELIS INC.

Date:  October 17, 2006                                 By: /s/ Nichole Robinson
                                                            --------------------
                                                            Nichole Robinson
                                                            Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number                                  Description
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10.1       Letter Agreement between Novelis Inc. and William T. Monahan dated as of October 11, 2006